                                                                      EX-99.1



                 MELLON BANK CORPORATION AND SUBSIDIARIES AND
                   THE DREYFUS CORPORATION AND SUBSIDIARIES
                                 (UNAUDITED)

                              TABLE OF CONTENTS




                                                                              Page
                                                                              ----
Pro Forma Condensed Combined Balance Sheet - June 30, 1994                      1
Pro Forma Condensed Combined Income Statements:
     Six Months Ended June 30, 1994                                             2
     Six Months Ended June 30, 1993                                             3
     Year Ended December 31, 1993                                               4
     Year Ended December 31, 1992                                               5
     Year Ended December 31, 1991                                               6
     Six Months Ended June 30, 1993, including The Boston Company               7
     Year Ended December 31, 1993, including The Boston Company                 8
Notes to Pro Forma Condensed Combined Financial Statements                      9


NOTE: The following unaudited pro forma condensed combined balance sheet as of June 30, 1994 and the unaudited pro forma condensed combined income statements for the six-month periods ended June 30, 1994 and 1993, and for the three years ended December 31, 1993, 1992 and 1991, give effect to the merger of Mellon Bank Corporation (Mellon) and The Dreyfus Corporation (Dreyfus) consummated on August 24, 1994, accounted for as a pooling-of-interests. The pro forma information is based on the historical consolidated financial statements of Dreyfus and Mellon and their subsidiaries reflecting the adjustments set forth in the accompanying notes.

        The unaudited pro forma condensed combined financial statements have been prepared by the managements of Dreyfus and Mellon based upon their respective consolidated financial statements. Pro forma earnings per common share amounts are based on the Exchange Ratio of 0.88017 shares of Mellon common stock for each share of Dreyfus common stock. The unaudited pro forma condensed combined income statements, which include results of operations as if the merger had been consummated on January 1, 1991, do not reflect the merger expenses or the losses on the disposition of securities available for sale recorded following the consummation of the merger, or the cost savings anticipated to result from the merger. As a result, the unaudited pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the merger had been in effect during the periods presented or which may be attained in the future. Results for the interim period are not necessarily indicative of results expected for the year as a whole. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Dreyfus and Mellon.

                 MELLON BANK CORPORATION AND SUBSIDIARIES AND
                   THE DREYFUS CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED BALANCE SHEET (a)
                                JUNE 30, 1994
                                 (UNAUDITED)



                                                                                                   PRO FORMA         PRO FORMA
(IN MILLIONS)                                                        MELLON          DREYFUS      ADJUSTMENTS         COMBINED
                                                                     ------          -------      -----------         --------
ASSETS
- ------
Cash and due from banks                                             $ 1,701            $   9            $   -          $ 1,710
Money market investments                                              1,131              146                -            1,277
Trading account securities                                              365                -                -              365
Securities available for sale                                         2,756              364             (322)(d)        2,813
                                                                                                           15 (d)
Investment securities                                                 3,217              124                -            3,341
Loans, net of unearned income                                        24,726                5                -           24,731
Reserve for credit losses                                              (609)               -                -             (609)
                                                                    -------            -----            -----          --------
   Net loans                                                         24,117                5                -           24,122
Premises and equipment                                                  449               77              (21)(d)          505
Acquired property, net of reserve                                       109                -                -              109
Goodwill                                                                775                1                -              776
Other intangibles                                                       493                -                -              493
Other assets                                                          1,861              208               (4)(d)        2,065
                                                                    -------            -----            -----          -------
         Total assets                                               $36,974            $ 934            $(332)         $37,576
                                                                    =======            =====            =====          =======

LIABILITIES
- -----------
Deposits:
   Interest-bearing                                                 $20,412            $  24            $   -          $20,436
   Noninterest-bearing                                                5,771                1                -            5,772
                                                                    -------            -----            -----          -------
         Total deposits                                              26,183               25                -           26,208
Short-term borrowings                                                 3,951                -             (307)(d)        3,644
Other liabilities                                                     1,460               60               54 (d)        1,573
                                                                                                           (1)(e)
Notes and debentures                                                  1,921                -                -            1,921
                                                                    -------            -----            -----          -------
         Total liabilities                                           33,515               85             (254)          33,346
                                                                    -------            -----            -----          -------

SHAREHOLDERS' EQUITY
- --------------------
Preferred stock                                                         592                -                -              592
Common stock                                                             32                4               12 (b)           48
Additional paid-in capital                                            1,780              280             (203)(b)        1,861
                                                                                                            4 (e)
Retained earnings and other                                           1,023              756              (79)(d)        1,697
                                                                                                          (10)(d)
                                                                                                           10 (d)
                                                                                                           (3)(e)
Warrants                                                                 37                -                -               37
Treasury stock, at cost                                                  (5)            (191)             191 (b)           (5)
                                                                    -------            -----            -----          -------
         Total common shareholders' equity                            2,867              849              (78)           3,638
                                                                    -------            -----            -----          -------
         Total shareholders' equity                                   3,459              849              (78)           4,230
                                                                    -------            -----            -----          -------
         Total liabilities and shareholders' equity                 $36,974            $ 934            $(332)         $37,576
                                                                    =======            =====            =====          =======



                          See accompanying "Notes To Pro Forma Condensed Combined Financial Statements."



                 MELLON BANK CORPORATION AND SUBSIDIARIES AND
                   THE DREYFUS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED INCOME STATEMENT (a)
                        SIX MONTHS ENDED JUNE 30, 1994
                                 (UNAUDITED)



                                                                                                                      PRO FORMA
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS; SHARES IN THOUSANDS)                   MELLON           DREYFUS        COMBINED
                                                                                       ------           -------        --------
Interest revenue                                                                      $ 1,049           $    12         $ 1,061
Interest expense                                                                          330                 -             330
                                                                                      -------           -------         -------

Net interest revenue                                                                      719                12             731
Provision for credit losses                                                                40                 -              40
                                                                                      -------           -------         -------

Net interest revenue after provision for credit losses                                    679                12             691

Fee revenue                                                                               679               169             848
Gains on sale of securities                                                                 -                10              10
                                                                                      -------           -------         -------

Total noninterest revenue                                                                 679               179             858
Operating expense                                                                         927               112           1,039
                                                                                      -------           -------         -------

Income before income taxes                                                                431                79             510
Provision for income taxes                                                                166                30             196
                                                                                      -------           -------         -------

Net income                                                                            $   265           $    49         $   314
                                                                                      =======           =======         =======

Net income applicable to common stock                                                 $   235           $    49         $   284
                                                                                      =======           =======         =======

Weighted average common shares and common stock equivalents: (c)
   Primary                                                                             66,458            37,213          99,212
   Fully diluted                                                                       66,548            37,248          99,332

Net income per common share:
   Primary                                                                            $  3.57           $  1.33         $  2.89
   Fully diluted                                                                         3.57              1.33            2.89



                          See accompanying "Notes To Pro Forma Condensed Combined Financial Statements."




                 MELLON BANK CORPORATION AND SUBSIDIARIES AND
                   THE DREYFUS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED INCOME STATEMENT (a)
                        SIX MONTHS ENDED JUNE 30, 1993
                                 (UNAUDITED)



                                                                                                                      PRO FORMA
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS; SHARES IN THOUSANDS)                   MELLON           DREYFUS        COMBINED
                                                                                       ------           -------        --------
Interest revenue                                                                      $   957           $    12         $   969
Interest expense                                                                          326                 -             326
                                                                                      -------           -------         -------

Net interest revenue                                                                      631                12             643
Provision for credit losses                                                                70                 -              70
                                                                                      -------           -------         -------

Net interest revenue after provision for credit losses                                    561                12             573

Fee revenue                                                                               513               177             690
Gains (losses) on sale of securities                                                       87                (4)             83
                                                                                      -------           -------         -------

Total noninterest revenue                                                                 600               173             773
Operating expense                                                                         924               106           1,030
                                                                                      -------           -------         -------

Income before income taxes                                                                237                79             316
Provision for income taxes                                                                104                29             133
                                                                                      -------           -------         -------

Net income                                                                            $   133           $    50         $   183
                                                                                      =======           =======         =======

Net income applicable to common stock                                                 $   102           $    50         $   152
                                                                                      =======           =======         =======

Weighted average common shares and common stock equivalents: (c)
   Primary                                                                             63,645            37,536          96,683
   Fully diluted                                                                       63,737            37,542          96,780

Net income per common share:
   Primary                                                                            $  1.63           $  1.33         $  1.59
   Fully diluted                                                                         1.63              1.33            1.59



                          See accompanying "Notes To Pro Forma Condensed Combined Financial Statements."




                 MELLON BANK CORPORATION AND SUBSIDIARIES AND
                   THE DREYFUS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED INCOME STATEMENT (a)
                         YEAR ENDED DECEMBER 31, 1993


                                                                                                                      PRO FORMA
                                                                                                                       COMBINED
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS; SHARES IN THOUSANDS)                   MELLON           DREYFUS      (UNAUDITED)
                                                                                       ------           -------      -----------
Interest revenue                                                                      $ 1,961           $    24          $ 1,985
Interest expense                                                                          654                 1              655
                                                                                      -------           -------          -------

Net interest revenue                                                                    1,307                23            1,330
Provision for credit losses                                                               125                 -              125
                                                                                      -------           -------          -------

Net interest revenue after provision for credit losses                                  1,182                23            1,205

Fee revenue                                                                             1,189               348            1,537
Gains on sale of securities                                                                87                13              100
                                                                                      -------           -------          -------

Total noninterest revenue                                                               1,276               361            1,637
Operating expense                                                                       1,858               226            2,084
                                                                                      -------           -------          -------

Income before income taxes                                                                600               158              758
Provision for income taxes                                                                239                59              298
                                                                                      -------           -------          -------

Net income                                                                            $   361           $    99          $   460
                                                                                      =======           =======          =======

Net income applicable to common stock                                                 $   298           $    99          $   397
                                                                                      =======           =======          =======

Weighted average common shares and common stock equivalents: (c)
   Primary                                                                             65,179            37,352           98,055
   Fully diluted                                                                       65,270            37,408           98,195

Net income per common share:
   Primary                                                                            $  4.63           $  2.67          $  4.09
   Fully diluted                                                                         4.63              2.66             4.09



                          See accompanying "Notes To Pro Forma Condensed Combined Financial Statements."




                 MELLON BANK CORPORATION AND SUBSIDIARIES AND
                   THE DREYFUS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED INCOME STATEMENT (a)
                         YEAR ENDED DECEMBER 31, 1992



                                                                                                                      PRO FORMA
                                                                                                                       COMBINED
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS; SHARES IN THOUSANDS)                   MELLON           DREYFUS      (UNAUDITED)
                                                                                       ------           -------      -----------
Interest revenue                                                                      $ 2,000           $    30          $ 2,030
Interest expense                                                                          846                 2              848
                                                                                      -------           -------          -------

Net interest revenue                                                                    1,154                28            1,182
Provision for credit losses                                                               185                 -              185
                                                                                      -------           -------          -------

Net interest revenue after provision for credit losses                                    969                28              997

Fee revenue                                                                               851               303            1,154
Gains on sale of securities                                                               121                 8              129
                                                                                      -------           -------          -------

Total noninterest revenue                                                                 972               311            1,283
Operating expense                                                                       1,449               199            1,648
                                                                                      -------           -------          -------

Income before income taxes                                                                492               140              632
Provision for income taxes                                                                 55                49              104
                                                                                      -------           -------          -------

Net income                                                                            $   437           $    91          $   528
                                                                                      =======           =======          =======

Net income applicable to common stock                                                 $   386           $    91          $   477
                                                                                      =======           =======          =======

Weighted average common shares and common stock equivalents: (c)
   Primary                                                                             55,912            38,621           89,905
   Fully diluted                                                                       57,559            38,629           91,559

Net income per common share:
   Primary                                                                            $  6.96           $  2.36          $  5.34
   Fully diluted                                                                         6.84              2.36             5.30



                          See accompanying "Notes To Pro Forma Condensed Combined Financial Statements."





                 MELLON BANK CORPORATION AND SUBSIDIARIES AND
                   THE DREYFUS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED INCOME STATEMENT (a)
                         YEAR ENDED DECEMBER 31, 1991


                                                                                                                      PRO FORMA
                                                                                                                       COMBINED
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS; SHARES IN THOUSANDS)                   MELLON           DREYFUS      (UNAUDITED)
                                                                                       ------           -------      -----------
Interest revenue                                                                      $ 2,303           $    41          $ 2,344
Interest expense                                                                        1,329                 3            1,332
                                                                                      -------           -------          -------

Net interest revenue                                                                      974                38            1,012
Provision for credit losses                                                               250                 -              250
                                                                                      -------           -------          -------

Net interest revenue after provision for credit losses                                    724                38              762

Fee revenue                                                                               770               237            1,007
Gains on sale of securities                                                                78                 3               81
                                                                                      -------           -------          -------

Total noninterest revenue                                                                 848               240            1,088
Operating expense                                                                       1,264               176            1,440
                                                                                      -------           -------          -------

Income before income taxes                                                                308               102              410
Provision for income taxes                                                                 28                34               62
                                                                                      -------           -------          -------

Net income                                                                            $   280           $    68          $   348
                                                                                      =======           =======          =======

Net income applicable to common stock                                                 $   231           $    68          $   299
                                                                                      =======           =======          =======

Weighted average common shares and common stock equivalents: (c)
   Primary                                                                             50,191            38,831           84,369
   Fully diluted                                                                       50,757            39,025           85,106

Net income per common share:
   Primary                                                                            $  4.66           $  1.75          $  3.58
   Fully diluted                                                                         4.61              1.74             3.55



                          See accompanying "Notes To Pro Forma Condensed Combined Financial Statements."




                  MELLON BANK CORPORATION AND SUBSIDIARIES,
                THE BOSTON COMPANY, INC. AND SUBSIDIARIES AND
                  THE DREYFUS CORPORATION AND SUBSIDIARIES*
              PRO FORMA CONDENSED COMBINED INCOME STATEMENT (a)
                        SIX MONTHS ENDED JUNE 30, 1993
                                 (UNAUDITED)


                                                                                    PRO FORMA
                                                                                   MELLON AND
                                                                                   THE BOSTON                         PRO FORMA
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS; SHARES IN THOUSANDS)                 COMPANY            DREYFUS        COMBINED
                                                                                   ----------           -------        --------
Interest revenue                                                                      $ 1,117           $    12        $  1,129
Interest expense                                                                          425                 -             425
                                                                                      -------           -------          ------

Net interest revenue                                                                      692                12             704
Provision for credit losses                                                                74                 -              74
                                                                                       -------          -------          ------

Net interest revenue after provision for credit losses                                    618                12             630

Fee revenue                                                                               666               177             843
Gains(losses)on sale of securities                                                         87                (4)             83
                                                                                      -------           -------          ------

Total noninterest revenue                                                                 753               173             926
Operating expense                                                                         925               106           1,031
                                                                                      -------            ------          ------

Income before income taxes                                                                446                79             525
Provision for income taxes                                                                185                29             214
                                                                                      -------            ------          ------

Net income                                                                            $   261           $    50        $    311
                                                                                      =======           ========       ========

Net income applicable to common stock                                                 $   231           $    50        $    281
                                                                                      =======           =======        ========

Weighted average common shares and common stock equivalents: (c)
   Primary                                                                             66,290            37,536          99,328
   Fully diluted                                                                       66,380            37,542          99,424

Net income per common share:
   Primary                                                                            $  3.48           $  1.33        $   2.83
   Fully diluted                                                                         3.47              1.33            2.82

* This pro forma condensed combined income statement is presented as if Mellon's acquisition of The Boston Company, Inc. (TBC) had been effective January 1, 1993 as shown in further detail in Mellon's Second Quarter 1993 Form 10-Q dated as of August 6, 1993 and filed August 10, 1993. The first column above combines TBC's results of operations for the period January 1, 1993, through May 20, 1993, and Mellon's results of operations for the six months ended June 30, 1993, which included TBC's results of operations from May 21, 1993 to June 30, 1993. The first column also reflects a number of assumptions relating to the funding of the purchase price, the issuance of Mellon common stock and warrants, the amortization of goodwill, the elimination of $175 million of nonrecurring merger expenses recorded by Mellon and other adjustments, as further explained in Mellon's Second
  Quarter 1993 Form 10-Q. The elimination of such nonrecurring merger expenses and certain other adjustments are not reflected in the pro forma condensed combined income statements of Mellon and Dreyfus presented on pages 3 and 4. Accordingly, the pro forma information presented above is not directly comparable to the information contained in the pro forma condensed combined income statements on pages 3 and 4. The above data are presented for informational purposes only and are not indicative of the results of operations that actually would have occurred if the merger with Dreyfus and Mellon's acquisition of TBC had been completed on January 1, 1993.



                          See accompanying "Notes to Pro Forma Condensed Combined Financial Statements."




                  MELLON BANK CORPORATION AND SUBSIDIARIES,
                THE BOSTON COMPANY, INC. AND SUBSIDIARIES AND
                  THE DREYFUS CORPORATION AND SUBSIDIARIES*
              PRO FORMA CONDENSED COMBINED INCOME STATEMENT (a)
                         YEAR ENDED DECEMBER 31, 1993
                                 (UNAUDITED)

                                                                                    PRO FORMA
                                                                                   MELLON AND
                                                                                   THE BOSTON                         PRO FORMA
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS; SHARES IN THOUSANDS)                 COMPANY            DREYFUS        COMBINED
                                                                                   ----------           -------        --------
Interest revenue                                                                      $ 2,122           $    24         $ 2,146
Interest expense                                                                          754                 1             755
                                                                                      -------           -------         -------

Net interest revenue                                                                    1,368                23           1,391
Provision for credit losses                                                               128                 -             128
                                                                                      -------           -------         -------

Net interest revenue after provision for credit losses                                  1,240                23           1,263

Fee revenue                                                                             1,342               348           1,690
Gains on sale of securities                                                                87                13             100
                                                                                      -------           -------         -------
Total noninterest revenue                                                               1,429               361           1,790
Operating expense                                                                       1,861               226           2,087
                                                                                      -------           -------         -------
Income before income taxes                                                                808               158             966
Provision for income taxes                                                                319                59             378
                                                                                      -------           -------         -------
Net income                                                                            $   489           $    99         $   588
                                                                                      =======           =======         =======

Net income applicable to common stock                                                 $   425           $    99         $   524
                                                                                      =======           =======         =======

Weighted average common shares and common stock equivalents: (c)
   Primary                                                                             66,475            37,352          99,351
   Fully diluted                                                                       66,566            37,408          99,491

Net income per common share:
   Primary                                                                            $  6.48           $  2.67         $  5.32
   Fully diluted                                                                         6.48              2.66            5.31

* This pro forma condensed combined income statement is presented as if Mellon's acquisition of The Boston Company, Inc. (TBC) had been effective January 1, 1993 as shown in further detail in Mellon's Current Report on Form 8-K dated July 15, 1994. The first column above combines TBC's results of operations for the period January 1, 1993 through May 20, 1993 and Mellon's results of operations for the year ended December 31, 1993, which included TBC's results of operations from May 21, 1993 to December 31, 1993. The first column also reflects a number of assumptions relating to the funding of the purchase price, the issuance of Mellon common stock and warrants, the amortization of goodwill, the elimination of $175 million of nonrecurring merger expenses recorded by Mellon and other adjustments, as further explained in Mellon's Current Report on Form 8-K dated July 15, 1994. The elimination of such nonrecurring merger expenses and certain other adjustments are not reflected in the pro forma condensed combined income statements of Mellon and Dreyfus presented on pages 3 and 4. Accordingly, the pro forma information presented above is not directly comparable to the information contained in the pro forma condensed combined income statements on pages 3 and 4. The above data are presented for informational purposes only and are not indicative of the results of operations that actually would have occurred if the merger with Dreyfus and Mellon's acquisition of TBC had been completed on January 1, 1993.


                          See accompanying "Notes to Pro Forma Condensed Combined Financial Statements."




           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


(a) The Dreyfus historical income statement and balance sheet classifications presented herein were reclassified to be consistent with the presentation used by Mellon.

         Mellon adopted Statement of Financial Accounting Standards
         (FAS) No. 109, "Accounting for Income Taxes," on a prospective basis beginning in 1993. Dreyfus adopted FAS 109 on a prospective basis beginning in 1992. No adjustments were made to the pro forma condensed combined financial statements to conform Dreyfus' financial statements to Mellon's for 1992. The effect of adopting FAS 109 on both Mellon's 1993 and Dreyfus' 1992 financial statements was not material.

         FAS 114, "Accounting by Creditors for Impairment of a Loan," was issued in May 1993, and is required for fiscal years beginning after December 15, 1994, with earlier application permitted. FASB
         Interpretation No. 39, "Offsetting of Amounts Related to Certain
         Contracts," was issued in March 1992, and is required for fiscal years beginning after December 15, 1993, with earlier application permitted.
         Neither Dreyfus nor Mellon had adopted FAS 114 through June 30, 1994.
         Both Dreyfus and Mellon adopted FASB Interpretation No. 39 effective
         January 1, 1994.

(b) Pro forma adjustments to common stock, additional paid-in capital and treasury stock at June 30, 1994 reflect the combination of Dreyfus and Mellon, accounted for as a pooling-of-interests, through the assumed exchange of 32.2 million shares of Mellon common stock at June 30, 1994 for all outstanding shares of Dreyfus common stock at an exchange ratio of 0.88017 shares of Mellon common stock for each share of Dreyfus common stock and the retirement of Dreyfus common stock held in Dreyfus' treasury. Under generally accepted accounting principles, the book values of the assets and liabilities of Dreyfus were combined with those of Mellon. In addition, the income statements of Dreyfus were combined with the income statements of Mellon on a retroactive basis.

(c) Pro forma weighted average shares and common stock equivalents for the six-month periods ended June 30, 1994 and 1993, and each of the three years in the period ended December 31, 1993 reflect the conversion of each share of outstanding Dreyfus common stock and common stock equivalent that is dilutive to net income per share computations to 0.88017 shares of Mellon common stock.

(d) The pro forma condensed combined income statements do not reflect the $104 million or, $79 million after-tax, of merger expenses and $15 million or, $10 million after-tax, on losses on the disposition of securities available for sale which were recorded in the quarter the merger was consummated, since these items are nonrecurring. Merger expenses include: $25 million of expense related to the write-down of certain facilities and assets; $42 million of expense primarily related to estimated required payouts due under pre-existing employee benefit programs and severance programs; and $37 million of expense related to professional fees, proxy solicitation and other expenses.

         From July 1, 1994, through September 30, 1994, Dreyfus sold securities available for sale and other investments that Mellon
         Bank was not permitted to hold or that did not fit the interest rate or credit risk characteristics required by Mellon. Such securities and investments had been carried at $322 million and were sold for $307 million, for a $15 million pre-tax loss ($10 million after-tax loss);
         the adjustments to the pro forma balance sheet reflects these sales.
         The loss did not impact total equity since Dreyfus' June 30, 1994 equity had included a mark-to-market adjustment, in accordance with FAS No. 115. The $307 million proceeds on sales were used to reduce short-term borrowings.


(e) The pro forma adjustments to the liabilities and equity of the condensed combined balance sheet also reflects the issuance of Mellon common stock to holders of options and "Book Value" shares under the Dreyfus 1982 Incentive Stock Option Plan. This issuance was recorded as a $4 million increase to common stock and additional paid-in capital, a reversal of the $1 million liability recorded to reflect book value appreciation expensed to date, and a $3 million charge to retained earnings.






                                      9